Exhibit 1
Joint Filing Agreement
     The undersigned hereby agree as follows:
     (i) Each of them is individually eligible to use the Schedule 13D to which this Exhibit is attached, and such Schedule 13D is filed on behalf of each of them; and
     (ii) Each of them is responsible for the timely filing of such Schedule 13D and any amendments thereto, and for the completeness and accuracy of the information concerning such person contained therein; but none of them is responsible for the completeness or accuracy of the information concerning the other persons making the filing, unless such person knows or has reason to believe that such information is inaccurate.
     Dated: December 22, 2009

KRH INVESTMENTS LLC
By:	/s/ Henry S. Hoberman
Henry S. Hoberman
Executive Vice President, General Counsel & Secretary

KELSO INTERCO VII, LLC
By:	KELSO AIV VII, L.P., its member

By:	KELSO AIV GP VII, L.P., its general partner

By:	KELSO AIV GP VII, LLC, its general partner

By:	/s/ James J. Connors, II
James J. Connors, II
Managing Member

KEP VI AIV, LLC
By:	/s/ James J. Connors, II
James J. Connors, II
Managing Member

KELSO AIV VII, L.P.
By:	KELSO AIV GP VII, L.P., its general partner

By:	KELSO AIV GP VII, LLC, its general partner

By:	/s/ James J. Connors, II
James J. Connors, II
Managing Member

KELSO AIV GP VII, L.P.
By:	KELSO GP VII, LLC, its general partner

By:	/s/ James J. Connors, II
James J. Connors, II
Managing Member

KELSO AIV GP VII, LLC
By:	/s/ James J. Connors, II
James J. Connors, II
Managing Member

KELSO BLOCKER VII, LLC
By:	KELSO AIV VII, L.P., its member

By:	KELSO AIV GP VII, L.P., its general partner

By:	KELSO AIV GP VII, LLC, its general partner

By:	/s/ James J. Connors, II
James J. Connors, II
Managing Member

PHILIP E. BERNEY
By:	/s/ James J. Connors, II, Attorney-in-Fact

FRANK K. BYNUM, JR
By:	/s/ James J. Connors, II, Attorney-in-Fact

MICHAEL B. GOLDBERG
By:	/s/ James J. Connors, II, Attorney-in-Fact

FRANK J. LOVERRO
By:	/s/ James J. Connors, II, Attorney-in-Fact

GEORGE E. MATELICH
By:	/s/ James J. Connors, II, Attorney-in-Fact

FRANK T. NICKELL
By:	/s/ James J. Connors, II, Attorney-in-Fact

DAVID I. WAHRHAFTIG
By:	/s/ James J. Connors, II, Attorney-in-Fact

THOMAS R. WALL, IV
By:	/s/ James J. Connors, II, Attorney-in-Fact

JAMES J. CONNORS, II
By:	/s/ James J. Connors, II

CHURCH M. MOORE
By:	/s/ James J. Connors, II, Attorney-in-Fact

STANLEY DE J. OSBORNE
By:	/s/ James J. Connors, II, Attorney-in-Fact

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